Exhibit 99.1

August 6, 2019 Q2 2019 Earnings Conference Call

2 Safe Harbor Statement This presentation includes “forward - looking statements” within the meaning of Section 27 A of the Securities Act and Section 21 E of the Securities Exchange Act of 1934 , as amended, regarding our business strategy, our prospects and our financial position . These statements can be identified by the use of forward - looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties . These statements are based on current expectations of future events . If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections . Important factors that could cause actual results to differ materially from such forward - looking statements include, without limitation, risks related to the following : q Increasing competition in the communications industry; and q A complex and uncertain regulatory environment. A further list and description of these risks, uncertainties and other factors can be found in the Company’s SEC filings which are available online at www . sec . gov, www . shentel . com or on request from the Company . The Company does not undertake to update any forward - looking statements as a result of new information or future events or developments .

3 Chris French President and CEO

4 Key Developments ▪ Sprint & T - Mobile Pending Merger Update ▪ Second Quarter 2019 Highlights ▪ Appointed Jim Volk as Chief Financial Officer

5 Jim Volk SVP of Finance and CFO

6 Second Quarter 2019 Consolidated Results ▪ Revenue ▪ $158.9 million in Q2'19 compared with $156.5 million in Q2'18 Adjusted OIBDA ▪ $67.0 million, representing a 42.1% Adjusted OIBDA margin, in Q2'19 compared with $63.7 million and 40.7% in Q2'18 ▪ Operating Income ▪ $24.0 million in Q2'19 compared with $21.2 million in Q2'18 ▪ Net Income ▪ $13.2 million in Q2'19 compared with $9.6 million in Q2'18

7 Wireless Highlights Adjusted OIBDA (in millions) Operating Revenue (in millions) Adjusted OIBDA Margin $15.8 $94.4 $95.7 $16.5 $2.9 $2.9 $0.3 $0.4 $114.8 $114.1

8 Wireless Segment – Change in Adjusted OIBDA Q2'19 vs. Q2'18 (millions) 46.9% Adjusted OIBDA Margin 47.5% Adjusted OIBDA Margin Revenue Impact $(0.6) Expense Impact $1.0

9 Cable Highlights Adjusted OIBDA (in millions) Operating Revenue (in millions) Adjusted OIBDA Margin

10 Cable Segment – Change in Adjusted OIBDA Q2'19 vs. Q2'18 (millions) 38.2% Adjusted OIBDA Margin 38.5% Adjusted OIBDA Margin Revenue Impact $2.6 Expense Impact $(1.6)

11 Wireline Highlights Adjusted OIBDA (in millions) Operating Revenue (in millions) Adjusted OIBDA Margin

12 Capitalization 2.61x Leverage Ratio ▪ Refer to the Use of Non - GAAP Financial Measures for the calculation of the net leverage ratio. Net Leverage Ratio of 2.25x Effective Interest Rate of 3.79% Debt Maturity (in millions) Total Liquidity & Debt (in millions) $2.5 $10.9 $13.4 $5.0 $29.1 $34.1 $5.0 $29.1 $34.1 $5.0 $32.8 $37.8 $5.0 $173.0 $178.0 $5.0 $458.1 $458.1

13 Dave Heimbach EVP and COO

14 Wireless - Postpaid Metrics ARPU* Gross Additions / Net Change Churn * Refer to the Appendix for a trend of Postpaid ARPU for the last five quarters. and a reconciliation of Wireless segment opera tin g revenues to Postpaid ARPU. Subscribers

15 Wireless - Prepaid Metrics ARPU* Gross Additions / Net Change Churn * Refer to the Appendix for a trend of Postpaid ARPU for the last five quarters. and a reconciliation of Wireless segment ope rat ing revenues to Prepaid ARPU. Subscribers

16 Cable - RGUs and Average Revenue Average Monthly Revenue per RGU * Average Monthly Revenue per Customer * * Refer to the Appendix for a reconciliation of Cable segment operating revenue to average revenue per RGU and per customer relationship. Revenue Generating Units (RGU) Broadband Penetration

17 Fiber to the Home ("FTTH") Initiative ▪ FTTH "Edge Out" strategy to leverage existing robust fiber network and commercial customer base to target certain residential areas in three initial markets totaling approximately 40k incremental Homes Passed. ▪ Targeting markets that are in proximity of existing fiber assets where the incumbent phone company lacks a viable broadband offering. ▪ This metro fiber build will be leveraged to serve commercial customers and small cell opportunities. ▪ Will brand as Glo Fiber and differentiate through product performance, reliability, and local service. Homes Passed Market Launch Date 17.3K Harrisonburg, VA Q4'19 9.7K Winchester, VA Q4'19 11.7K Staunton, VA Q1'20 38.7K

18 Fixed Wireless Strategy ▪ Acquired 2.5 GHz spectrum for $17M enables fixed wireless broadband deployment to over 1M POPs in rural areas out of reach of cable or fiber providers. ▪ Will deploy carrier grade 5G ready LTE standard technology.

19 Capital Expenditures - Investing in the Future Capex Spending (in millions) FTTH - $22M Fixed Wireless - $20M Cable - $33M

20 Q&A

21 Use of Non - GAAP Financial Measures Included in this presentation are certain non - GAAP financial measures that are not determined in accordance with U . S . generally accepted accounting principles . These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with U . S . generally accepted accounting principles . Management believes these measures facilitate comparisons of our operating performance from period to period and comparisons of our operating performance to that of our peers and other companies by excluding certain differences . Shentel utilizes these financial performance measures to facilitate internal comparisons of our historical operating performance, which are used by management for business planning purposes, and also facilitates comparisons of our performance relative to that of our competitors . In addition, we believe these measures are widely used by investors and financial analysts as measures of our financial performance over time, and to compare our financial performance with that of other companies in our industry .

Q2'19 Adjusted OIBDA by Segment - Quarterly Results

Three Months Ended June 30, 2019

(in thousands)	Wireless	Cable	Wireline	Other	Consolidated
Operating income	$ 22,024	$ 6,786	$ 5,094	$ (9,884)	$ 24,020
Depreciation and amortization	32,219	6,555	3,447	132	42,353
OIBDA	54,243	13,341	8,541	(9,752)	66,373
Share-based compensation expense	—	—	—	593	593
Adjusted OIBDA	$ 54,243	$ 13,341	$ 8,541	$ (9,159)	$ 66,966
Total operating revenue	$ 114,140	$ 34,690	$ 19,527	(9,443)	$ 158,914
Adjusted OIBDA margin	47.5%	38.5%	43.7%	N/A	42.1%

During Q2 2019, we modified our definition of Adjusted OIBDA to exclude cash savings realized under the benefit received from waived management fee and our non-cash amortization of deferred contract costs, as well as certain other immaterial items. This change enhances the comparability of our non-GAAP performance measure with similar performance measures reported by comparable companies in our industry. In the table below, we reconcile our new definition of Adjusted OIBDA to the previously reported Adjusted OIBDA.

Three Months Ended June 30, 2019

(in thousands)	Wireless	Cable	Wireline	Other	Consolidated
Adjusted OIBDA from above	$ 54,243	$ 13,341	$ 8,541	$ (9,159)	$ 66,966
Non-cash amortization of deferred contract costs	(3,903)	(32)	(51)	2	(3,984)
Benefit received from the waived management fee	9,692	—	—	—	9,692
Other	(19)	3	—	326	310
Adjusted OIBDA as previously reported	$ 60,013	$ 13,312	$ 8,490	$ (8,831)	$ 72,984

SHENTEL

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Q1'19 Adjusted OIBDA by Segment - Quarterly Results

Three Months Ended March 31, 2019

(in thousands)	Wireless	Cable	Wireline	Other	Consolidated
Operating income	$ 25,337	$ 5,703	$ 4,346	$ (10,599)	$ 24,787
Depreciation and amortization	31,050	6,458	3,533	138	41,179
OIBDA	56,387	12,161	7,879	(10,461)	65,966
Share-based compensation expense	—	—	—	1,714	1,714
Adjusted OIBDA	$ 56,387	$ 12,161	$ 7,879	$ (8,747)	$ 67,680
Total operating revenue	$ 115,654	$ 33,709	$ 18,909	(9,429)	$ 158,843
Adjusted OIBDA margin	48.8%	36.1%	41.7%	N/A	42.6%

During Q2 2019, we modified our definition of Adjusted OIBDA to exclude cash savings realized under the benefit received from waived management fee and our non-cash amortization of deferred contract costs, as well as certain other immaterial items. This change enhances the comparability of our non-GAAP performance measure with similar performance measures reported by comparable companies in our industry. In the table below, we reconcile our new definition of Adjusted OIBDA to the previously reported Adjusted OIBDA.

Three Months Ended March 31, 2019

(in thousands)	Wireless	Cable	Wireline	Other	Consolidated
Adjusted OIBDA from above	$ 56,387	$ 12,161	$ 7,879	$ (8,747)	$ 67,680
Non-cash amortization of deferred contract costs	(4,211)	(237)	(64)	(2)	(4,514)
Benefit received from the waived management fee	9,628	—	—	—	9,628
Other	19	136	—	27	182
Adjusted OIBDA as previously reported	$ 61,823	$ 12,060	$ 7,815	$ (8,722)	$ 72,976

SHENTEL

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Q4'18 Adjusted OIBDA by Segment - Quarterly Results

Three Months Ended December 31, 2018

(in thousands)	Wireless	Cable	Wireline	Other	Consolidated
Operating income	$ 25,977	$ 6,311	$ 3,178	$ (8,472)	$ 26,994
Depreciation and amortization	31,668	6,339	3,604	162	41,773
OIBDA	57,645	12,650	6,782	(8,310)	68,767
Share-based compensation expense	—	—	—	381	381
Adjusted OIBDA	$ 57,645	$ 12,650	$ 6,782	$ (7,929)	$ 69,148
Total operating revenue	$ 118,999	$ 32,899	$ 18,701	(9,115)	$ 161,484
Adjusted OIBDA margin	48.4%	38.5%	36.3%	N/A	42.8%

During Q2 2019, we modified our definition of Adjusted OIBDA to exclude cash savings realized under the benefit received from waived management fee and our non-cash amortization of deferred contract costs, as well as certain other immaterial items. This change enhances the comparability of our non-GAAP performance measure with similar performance measures reported by comparable companies in our industry. In the table below, we reconcile our new definition of Adjusted OIBDA to the previously reported Adjusted OIBDA.

Three Months Ended December 31, 2018

(in thousands)	Wireless	Cable	Wireline	Other	Consolidated
Adjusted OIBDA from above	$ 57,645	$ 12,650	$ 6,782	$ (7,929)	$ 69,148
Non-cash amortization of deferred contract costs	(4,026)	(17)	(58)	—	(4,101)
Benefit received from the waived management fee	9,599	—	—	—	9,599
Other	(30)	—	—	(1,441)	(1,471)
Adjusted OIBDA as previously reported	$ 63,188	$ 12,633	$ 6,724	$ (9,370)	$ 73,175

SHENTEL

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Q3'18 Adjusted OIBDA by Segment - Quarterly Results

Three Months Ended September 30, 2018

(in thousands)	Wireless	Cable	Wireline	Other	Consolidated
Operating income	$ 27,352	$ 5,834	$ 5,122	$ (9,979)	$ 28,329
Depreciation and amortization	30,363	6,102	3,435	128	40,028
OIBDA	57,715	11,936	8,557	(9,851)	68,357
Share-based compensation expense	—	—	—	1,171	1,171
Adjusted OIBDA	$ 57,715	$ 11,936	$ 8,557	$ (8,680)	$ 69,528
Total operating revenue	$ 116,099	$ 32,182	$ 19,622	(9,172)	$ 158,731
Adjusted OIBDA margin	49.7%	37.1%	43.6%	N/A	43.8%

During Q2 2019, we modified our definition of Adjusted OIBDA to exclude cash savings realized under the benefit received from waived management fee and our non-cash amortization of deferred contract costs, as well as certain other immaterial items. This change enhances the comparability of our non-GAAP performance measure with similar performance measures reported by comparable companies in our industry. In the table below, we reconcile our new definition of Adjusted OIBDA to the previously reported Adjusted OIBDA.

Three Months Ended September 30, 2018

(in thousands)	Wireless	Cable	Wireline	Other	Consolidated
Adjusted OIBDA from above	$ 57,715	$ 11,936	$ 8,557	$ (8,680)	$ 69,528
Non-cash amortization of deferred contract costs	(4,868)	(172)	(77)	—	(5,117)
Benefit received from the waived management fee	9,558	—	—	—	9,558
Other	197	—	—	(82)	115
Adjusted OIBDA as previously reported	$ 62,602	$ 11,764	$ 8,480	$ (8,762)	$ 74,084

SHENTEL

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Q2'18 Adjusted OIBDA by Segment - Quarterly Results

Three Months Ended June 30, 2018 *(in thousands)*	**Wireless**	**Cable**	**Wireline**	**Other**	**Consolidated**
Operating income	$ 22,251	$ 6,083	$ 4,793	$ (11,958)	$ 21,169
Depreciation and amortization	31,565	6,179	3,240	133	41,117
OIBDA	53,816	12,262	8,033	(11,825)	62,286
Share-based compensation expense	—	—	—	1,370	1,370
Adjusted OIBDA	$ 53,816	$ 12,262	$ 8,033	$ (10,455)	$ 63,656
Total operating revenue	$ 114,753	$ 32,111	$ 19,112	(9,475)	$ 156,501
Adjusted OIBDA margin	46.9%	38.2%	42.0%	N/A	40.7%

During Q2 2019, we modified our definition of Adjusted OIBDA to exclude cash savings realized under the benefit received from waived management fee and our non-cash amortization of deferred contract costs, as well as certain other immaterial items. This change enhances the comparability of our non-GAAP performance measure with similar performance measures reported by comparable companies in our industry. In the table below, we reconcile our new definition of Adjusted OIBDA to the previously reported Adjusted OIBDA.

Three Months Ended June 30, 2018 *(in thousands)*	**Wireless**	**Cable**	**Wireline**	**Other**	**Consolidated**
Adjusted OIBDA from above	$ 53,816	$ 12,262	$ 8,033	$ (10,455)	$ 63,656
Non-cash amortization of deferred contract costs	(3,394)	(26)	(27)	—	(3,447)
Benefit received from the waived management fee	9,558	—	—	—	9,558
Other	94	—	—	(83)	11
Adjusted OIBDA as previously reported	$ 60,074	$ 12,236	$ 8,006	$ (10,538)	$ 69,778

SHENTEL

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Q1'18 Adjusted OIBDA by Segment - Quarterly Results

Three Months Ended March 31, 2018

(in thousands)	Wireless	Cable	Wireline	Other	Consolidated
Operating income	$ 17,267	$ 5,527	$ 4,772	$ (10,812)	$ 16,754
Depreciation and amortization	33,925	6,024	3,394	144	43,487
OIBDA	51,192	11,551	8,166	(10,668)	60,241
Share-based compensation expense	—	—	—	2,037	2,037
Adjusted OIBDA	$ 51,192	$ 11,551	$ 8,166	$ (8,631)	$ 62,278
Total operating revenue	$ 112,804	$ 31,711	$ 19,707	(10,084)	$ 154,138
Adjusted OIBDA margin	45.4%	36.4%	41.4%	N/A	40.4%

During Q2 2019, we modified our definition of Adjusted OIBDA to exclude cash savings realized under the benefit received from waived management fee and our non-cash amortization of deferred contract costs, as well as certain other immaterial items. This change enhances the comparability of our non-GAAP performance measure with similar performance measures reported by comparable companies in our industry. In the table below, we reconcile our new definition of Adjusted OIBDA to the previously reported Adjusted OIBDA.

Three Months Ended March 31, 2018

(in thousands)	Wireless	Cable	Wireline	Other	Consolidated
Adjusted OIBDA from above	$ 51,192	$ 11,551	$ 8,166	$ (8,631)	$ 62,278
Non-cash amortization of deferred contract costs	(2,760)	141	(35)	—	(2,654)
Benefit received from the waived management fee	9,048	—	—	—	9,048
Other	81	—	—	(82)	(1)
Adjusted OIBDA as previously reported	$ 57,561	$ 11,692	$ 8,131	$ (8,713)	$ 68,671

SHENTEL

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28 ($ in thousands) Q2'19 Total Debt $ 760,459 Cash* $ 50,000 Total Debt less Cash $ 710,459 LTM EBITDA per Credit Facility Agreement** $ 315,519 Net leverage ratio 2.25 Net Leverage Ratio * Cash is limited to $50.0 million for purposes of this calculation under the terms of the credit facility agreement. ** EBITDA is calculated in accordance with the credit facility agreement and includes the benefit received from the waived management fee and other items not included in non - GAAP Adjusted OIBDA.

29 Appendix

30 Wireless Average Revenue per User (ARPU) * Represents a quarterly average ** Average monthly billed revenue per subscriber = (billed revenue excluding write - offs*1,000) / average subscribers / 3 months ($ in thousands, except subscribers and revenue per subscriber amounts) Q2'18 Q2'19 Postpaid billings $ 96,127 $ 97,779 Adjustment for write - offs 5,087 4,795 Postpaid billings excluding write - offs $ 101,214 $ 102,574 Average postpaid subscribers* 775,186 804,506 Average monthly billed revenue per postpaid subscriber** $ 43.52 $ 42.50 Prepaid billings $ 27,915 $ 30,328 Average prepaid subscribers* 250,746 268,156 Average monthly billed revenue per prepaid subscriber** $ 37.11 $ 37.70

31 Cable - Average Revenue * Represents a quarterly average **ARPU calculation = (video, broadband & voice revenue * 1,000) / average subscribers / 3 months ($ in thousands, except subscriber and per subscriber amounts) Q2'18 Q2'19 Service revenue $ 28,748 $ 30,716 Fiber, FUSC, pass - through and other 2,014 2,528 Internal revenue (1,097) (1,481) Video, broadband and voice revenue 29,665 31,763 Other miscellaneous revenue 2,446 2,927 Total operating revenue $ 32,111 $ 34,690 Average Subscribers* Revenue generating units (RGUs) 132,287 138,016 Average customer relationships 78,407 83,097 Average Revenue Per User (ARPU)** Revenue generating units (RGUs) $ 74.75 $ 76.71 Customer relationships $ 126.12 $ 127.41

32 Cable - Metrics As of June 30, 2018 2019 Homes passed 185,016 189,762 Total revenue generating units 133,148 138,572 Customer relationships 78,256 83,521 RGUs per customer relationship 1.70 1.66 Video Revenue generating units 44,800 42,874 Penetration 24.2% 22.6 % Digital video penetration 76.9% 90.3 % Broadband Revenue generating units 65,466 71,893 Penetration 35.4% 37.9 % Voice Revenue generating units 22,882 23,805 Penetration 12.4% 12.5%